UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 3, 2004

InfraSource Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32164	03-0523754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Sixth Street, Suite 300 Media, Pennsylvania	19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 480-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On September 3, 2004, InfraSource Services, Inc. (the “Company”) completed its acquisition of substantially all of the assets and certain liabilities of EnStructure Corporation (“EnStructure”), the construction services business of SEMCO Energy, Inc., for a total purchase price of $21.3 million in cash, subject to certain purchase price adjustments.  The transaction was structured as an acquisition of the assets of EnStructure’s operating companies:  Sub-Surface Construction Co., Flint Construction Company, and Iowa Pipeline Associates.  The assets acquired include equipment, vehicles and customer contracts of these operating companies.

On September 3, 2004, the Company issued a press release announcing the completion of the acquisition, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated by reference herein.

The description contained herein of the EnStructure acquisition does not purport to be complete and is qualified in its entirety by reference to the acquisition agreements, copies of which are filed as Exhibits 2.1, 2.2 and 2.3 hereto and which are incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired (EnStructure).*

(b)                                 Pro forma financial information.*

(c)                                  Exhibits

2.1                                 Amended and Restated Asset Purchase Agreement, dated as of September 3, 2004, by and among InfraSource Underground Construction, LLC, Sub-Surface Construction Co., EnStructure Corporation and SEMCO Energy, Inc.**

2.2                                 Amended and Restated Asset Purchase Agreement, dated as of September 3, 2004, by and among IUC SOUTH, LLC, InfraSource Underground Construction Services, Inc., Flint Construction Company, EnStructure Corporation and SEMCO Energy, Inc.**

2.3                                 Amended and Restated Asset Purchase Agreement, dated as of September 3, 2004, by and among InfraSource Underground Construction, LLC, Mueller Pipeliners, Inc., Iowa Pipeline Associates, Inc., EnStructure Corporation and SEMCO Energy, Inc.**

99.1                           Press release, dated September 3, 2004, issued by InfraSource Services, Inc.

*                      It is impracticable to provide the required financial statements and pro forma financial information regarding the acquisition of Enstructure with this report.  The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

**               InfraSource agrees to furnish copies of the schedules and exhibits referenced in this agreement to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASOURCE SERVICES, INC.

Date: September 3, 2004	By:	/s/ James Leyden
		Name:	James Leyden
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amended and Restated Asset Purchase Agreement, dated as of September 3, 2004, by and among InfraSource Underground Construction, LLC, Sub-Surface Construction Co., EnStructure Corporation and SEMCO Energy, Inc.**

2.2

Amended and Restated Asset Purchase Agreement, dated as of September 3, 2004, by and among IUC SOUTH, LLC, InfraSource Underground Construction Services, Inc., Flint Construction Company, EnStructure Corporation and SEMCO Energy, Inc.**

2.3

Amended and Restated Asset Purchase Agreement, dated as of September 3, 2004, by and among InfraSource Underground Construction, LLC, Mueller Pipeliners, Inc., Iowa Pipeline Associates, Inc., EnStructure Corporation and SEMCO Energy, Inc.**

99.1	Press release, dated September 3, 2004, issued by InfraSource Services, Inc.

**               InfraSource agrees to furnish copies of the schedules and exhibits referenced in this agreement to the Securities and Exchange Commission upon request.